UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2022

DMY SQUARED TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-41519	88-0748933
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100

Las Vegas, Nevada 89144

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 781-4313

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	DMYY.U	NYSE American
Class A common stock, par value $0.0001 per share	DMYY	NYSE American
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	DMYY.WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 29, 2022, dMY Squared Technology Group, Inc. (the “Company”) entered into a Subscriber Forfeiture and Amendment No. 2 to the Securities Subscription Agreement (the “Amendment No. 2”) with dMY Squared Sponsor, LLC (the “Subscriber”) pursuant to which the Subscriber forfeited 431,250 shares of Class B common stock, par value $0.0001 per share, of the Company (the “Subscriber Shares”) that the Subscriber purchased pursuant to a Securities Subscription Agreement dated March 3, 2022 by and between the Company and the Sponsor (as amended by a Subscriber Forfeiture and Amendment No. 1 to the Securities Subscription Agreement dated September 8, 2022, the “Subscription Agreement”), resulting in an aggregate of 1,725,000 Subscriber Shares outstanding, of which up to 225,000 Subscriber Shares are intended to be subject to complete or partial forfeiture by the Subscriber if the underwriter of the Company’s initial public company (the “IPO”) does not fully exercise its over-allotment option as described in the Company’s Registration Statement on Form S-1, as amended (Registration No. 333-267381) filed with the U.S. Securities and Exchange Commission, and the Company and the Subscriber amended the Subscription Agreement to modify the number of Subscriber Shares subject to forfeiture in connection with the IPO.

The foregoing descriptions of the Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to the Amendment No. 2, a copy of which is attached as Exhibit 10.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Subscriber Forfeiture and Amendment No.2 to the Securities Subscription Agreement dated September 29, 2022 between the Registrant and dMY Squared Sponsor, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMY TECHNOLOGY GROUP, INC. VI

	By:	/s/ Harry L. You
	Name:	Harry L. You
	Title:	Co-Chief Executive Officer
Date: September 30, 2022